Exhibit 1.1

Execution Copy

SAFEHOLD OPERATING PARTNERSHIP LP

(a Delaware limited partnership)

2.800% Senior Notes due 2031

UNDERWRITING AGREEMENT

Dated: April 28, 2021

SAFEHOLD OPERATING PARTNERSHIP LP

(a Delaware limited partnership)

2.800% Senior Notes due 2031

UNDERWRITING AGREEMENT

April 28, 2021

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

as Representatives of the several Underwriters

Ladies and Gentlemen:

Safehold Inc., a Maryland corporation (the “Company”), Safehold Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership,” and together with the Company, the “Transaction Entities”), and SFTY Manager LLC, a Delaware limited liability company (the “Manager”), confirm their respective agreements with Goldman Sachs & Co. LLC (“Goldman Sachs”), J.P. Morgan Securities LLC (“JPMorgan”) and BofA Securities, Inc. (“BofAS”), and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof), for whom Goldman Sachs, JPMorgan and BofAS are acting as representatives (in such capacity, the “Representatives”), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective principal amount of 2.800% Senior Notes due 2031 (the “Notes”) set forth in Schedule A hereto, totaling $400,000,000 principal amount of Notes in the aggregate. The principal, premium, if any, and interest in respect of the Notes will be guaranteed by the Company (the “Guarantee”, and together with the Notes, the “Securities”).

The Securities will be issued pursuant to an Indenture, dated as of May 7, 2021, as supplemented by the First Supplemental Indenture thereto, dated as of May 7, 2021 (collectively, the “Indenture”), among the Company, the Operating Partnership and U.S. Bank National Association, as trustee (the “Trustee”). The Notes will be issued in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”), pursuant to a Letter of Representations, to be dated on or before the Closing Time (as defined below) (the “DTC Agreement”), among the Company, the Trustee and DTC.

This Agreement, the Securities and the Indenture are referred to herein collectively as the “Operative Documents.”

The Transaction Entities understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement”, as defined under Rule 405 (“Rule 405”) under the Securities Act of 1933, as amended (the “1933 Act”), on Form S-3 (File No. 333-253262), covering the public offering and sale of certain securities of the Transaction Entities, including the Securities, under the 1933 Act and the rules and regulations promulgated thereunder (collectively, the “1933 Act Regulations”), which automatic shelf registration statement became effective under Rule 462(e) of the 1933 Act Regulations (“Rule 462(e)”). The “Registration Statement”, as of any time, means such registration statement as amended by any post-effective amendments thereto at such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B of the 1933 Act Regulations (“Rule 430B”); provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of the Registration Statement with respect to the Securities within the meaning of paragraph (f)(2) of Rule 430B (“Rule 430B(f)(2)”), including the exhibits and schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B. Each preliminary prospectus supplement and accompanying base prospectus used in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein immediately prior to the Applicable Time (as defined below) pursuant to Item 12 of Form S-3 under the 1933 Act, is referred to herein collectively as a “preliminary prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file a final prospectus supplement relating to the Securities in accordance with the provisions of Rule 424(b) of the 1933 Act Regulations (“Rule 424(b)”). The final prospectus supplement and accompanying base prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein immediately prior to the Applicable Time pursuant to Item 12 of Form S-3 under the 1933 Act, is referred to herein collectively as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

As used in this Agreement:

“Applicable Time” means 2:15 P.M., New York City time, on April 28, 2021 or such other time as agreed by the Company and the Representatives.

“General Disclosure Package” means each Issuer General Use Free Writing Prospectus (as defined below) issued prior to the Applicable Time and the most recent preliminary prospectus furnished to the Underwriters and distributed to prospective investors prior to the Applicable Time.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) of the 1933 Act Regulations (“Rule 433(d)(8)(i)”), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) of the 1933 Act Regulations because it contains a description of the Securities or of the offering of the Securities that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the 1933 Act Regulations.

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as specified in Schedule B hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus, the General Disclosure Package or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus, the General Disclosure Package or the Prospectus, as the case may be, prior to the Applicable Time; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus, the General Disclosure Package or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “1934 Act”), incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus, the General Disclosure Package or the Prospectus, as the case may be, at or after the Applicable Time.

SECTION 1.               Representations and Warranties.

(a)            Representations and Warranties by the Transaction Entities. Each of the Transaction Entities, jointly and severally, represents and warrants to each Underwriter at the date hereof, the Applicable Time and the Closing Time, and agrees with each Underwriter, as follows:

(i)                  Registration Statement and Prospectus. The Transaction Entities meet the requirements for use of Form S-3 under the 1933 Act. The Registration Statement is an automatic shelf registration statement under Rule 405 and the Securities have been and remain eligible for registration by the Company on such automatic shelf registration statement. Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the 1933 Act Regulations (“Rule 401(g)(2)”) has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes or pursuant to Section 8A of the 1933 Act have been instituted or are pending or, to the knowledge of either of the Transaction Entities, contemplated. The Transaction Entities have complied with each request, if any, from the Commission for additional information. In addition, the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended and the rules and regulations promulgated thereunder (collectively, the “Trust Indenture Act”).

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness, each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) under the 1933 Act Regulations, the Applicable Time and the Closing Time complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act. The preliminary prospectus that is included in the General Disclosure Package, at the time it was filed with the Commission, complied, and the Prospectus and each amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act. Each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities were or will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act.

(ii)                 Accurate Disclosure. Neither the Registration Statement nor any post-effective amendment thereto, at the time it became effective, the date hereof or the Closing Time, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time, neither (A) the General Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), at its issue date, the time of any filing with the Commission pursuant to Rule 424(b) or the Closing Time, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated or deemed to be incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The representations and warranties in this Section 1(a)(ii) shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto) or the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the information in the first paragraph under the heading “Underwriting (Conflicts of Interest)–Commissions and Discounts,” the information in the second paragraph under the heading “Underwriting (Conflicts of Interest)–Price Stabilization and Short Positions” and the information under the heading “Underwriting (Conflicts of Interest)–Electronic Distribution,” in each case contained in the Registration Statement, the General Disclosure Package and the Prospectus (collectively, the “Underwriter Information”).

(iii)                Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus that has not been superseded or modified conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement thereto, including any document incorporated or deemed to be incorporated by reference therein, that has not been superseded or modified. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the 1933 Act Regulations. Neither of the Transaction Entities has made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives; provided, that such consent is deemed to have been given with respect to each Issuer Free Writing Prospectus identified on Schedule B hereto. The Company has retained in accordance with the 1933 Act Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the 1933 Act Regulations.

(iv)                Well-Known Seasoned Issuer. (A) At the time of filing of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption of Rule 163, (D) at the date of this Agreement and (E) at the Applicable Time, the Company was and is a “well-known seasoned issuer,” as defined in Rule 405.

(v)                 Company Not Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, the earliest time thereafter that either Transaction Entity or other offering participant made a bona fide offer of the Securities (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations), the date hereof and the Applicable Time, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(vi)                Independent Accountants. The accountants who certified the financial statements and supporting schedules included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants with respect to the Transaction Entities as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations and the Public Company Accounting Oversight Board.

(vii)               Financial Statements; Non-GAAP Financial Measures. The financial statements included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial condition of the Company and its consolidated subsidiaries at the dates indicated and the results of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified, and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods presented. The financial statements of the businesses or properties acquired or proposed to be acquired, if any, included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information set forth therein, have been prepared in conformity with GAAP applied on a consistent basis and otherwise have been prepared in accordance with, in the case of businesses acquired or to be acquired, the applicable financial statement requirements of Rule 3-05 or, in the case of real estate operations acquired or to be acquired, Rule 3-14 of Regulation S-X. The supporting schedules, if any, relating to the Company and its consolidated subsidiaries present fairly in all material respects in accordance with GAAP the information required to be stated therein. Except as included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, or incorporated or deemed to be incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the 1934 Act and Item 10 of Regulation S-K under the 1933 Act, in each case to the extent applicable. The interactive data in eXtensible Business Reporting Language incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission's rules and guidelines applicable thereto.

(viii)              No Material Adverse Change. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in or affecting the real properties owned or leased (as a tenant) by the Transaction Entities and their respective subsidiaries (collectively, the “Properties”) taken as a whole or in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Transaction Entities and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by either of the Transaction Entities or any of their respective subsidiaries, other than in the ordinary course of business, which are material with respect to the Transaction Entities and their respective subsidiaries, considered as one enterprise, (C) there has been no liability or obligation, direct or contingent (including off-balance sheet obligations), which is material to the Transaction Entities and their respective subsidiaries considered as one enterprise, incurred by either of the Transaction Entities or any of their respective subsidiaries outside the ordinary course of their business and (D) except for regular quarterly dividends on the Company’s common stock, there has been no distribution of any kind declared, paid or made by either of the Transaction Entities on any class of its shares of capital stock, in the case of the Company, any units of limited partnership interest, in the case of the Operating Partnership (“OP Units”), or other form of ownership interests, as applicable.

(ix)                 Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland, has all corporate power and authority to own, lease and operate its properties, conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and enter into and perform its obligations under the Operative Documents to which it is party, and is duly qualified to transact business as a foreign entity and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

(x)                  Good Standing of Subsidiaries. Each significant subsidiary of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (including, without limitation, the Operating Partnership) (each, a “Subsidiary” and collectively, the “Subsidiaries”) has been duly organized or formed, as applicable, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, has corporate, trust, partnership, limited liability company or similar power and authority to own, lease and operate its properties, conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and, in the case of the Operating Partnership, enter into and perform its obligations under the Operative Documents to which it is party and is duly qualified to transact business as a foreign entity and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding ownership interests in each Subsidiary of the Company (including, without limitation, all of the issued and outstanding OP Units) have been duly authorized and validly issued, are fully paid and non-assessable, were issued in accordance with all applicable securities laws and are owned by the Company, directly or through wholly-owned subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of the outstanding ownership interests in any Subsidiary of the Company were issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights. The only subsidiaries of the Company are (A) the subsidiaries of the Company listed on Exhibit 21 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, incorporated or deemed to be incorporated by reference in the Registration Statement, and (B) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary,” as defined in Rule 1-02 of Regulation S-X.

(xi)                 Capitalization. The authorized, issued and outstanding shares of capital stock of the Company and OP Units of the Operating Partnership as of March 31, 2021 are as set forth in the financial statements included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible or exchangeable securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus). Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) no shares of capital stock of the Company or OP Units of the Operating Partnership are reserved for any purpose, (ii) there are no outstanding instruments convertible into or exchangeable for any shares of capital stock or any other ownership interests of the Company or any OP Units or any other ownership interests of the Operating Partnership, and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of capital stock or any other ownership interests of the Company. Each of (A) the outstanding shares of capital stock of the Company and OP Units of the Operating Partnership, (B) all outstanding instruments convertible into or exchangeable for any capital stock or any other ownership interests of the Company or any OP Units or any other ownership interests of the Operating Partnership and (C) all outstanding options, rights or warrants to purchase or subscribe for shares of capital stock or any other ownership interests of the Company or OP Units or any other ownership interests of the Operating Partnership has been duly authorized and validly issued, is fully paid and non-assessable, was issued in accordance with all applicable securities laws and conforms in all material respects to all statements relating thereto in the Registration Statement, the General Disclosure Package and the Prospectus and none of such outstanding shares of capital stock, OP Units, instruments, options, rights or warrants were issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights.

(xii)                No Equity Awards. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither of the Transaction Entities has granted to any person or entity a stock option or other equity-based award of or relating to the Company’s common stock pursuant to an equity-based compensation plan or otherwise.

(xiii)               Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by each of the Transaction Entities.

(xiv)              Authorization of the Indenture. The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company and the Operating Partnership enforceable against the Company and the Operating Partnership in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(xv)               Authorization of the Notes. The Notes to be purchased by the Underwriters from the Operating Partnership are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Time, will have been duly executed by the Operating Partnership and, when authenticated in the manner provided for in the Indenture and delivered against payment of the requisite purchase price therefor, will constitute valid and legally binding obligations of the Operating Partnership enforceable against the Operating Partnership in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

(xvi)              Authorization of the Guarantee. The Guarantee has been duly authorized for issuance pursuant to this Agreement and the Indenture and, at Closing Time, will have been duly executed by the Company and, when the Notes are authenticated in the manner provided for in the Indenture and delivered against payment of the requisite consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

(xvii)             Description of the Securities and the Indenture. The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(xviii)            Accuracy of Statements. The statements in each of the Registration Statement, the General Disclosure Package and the Prospectus under the captions “Description of Notes” and “Description of Debt Securities,” in each case insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, accurately present and summarize, in all material respects, the matters referred to therein; and the statements in each of the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Federal Income Tax Considerations,” insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, accurately present and summarize, in all material respects, the matters referred to therein.

(xix)               Ownership and Description of OP Units. The First Amended and Restated Limited Partnership Agreement of the Operating Partnership (as amended) (the “Operating Partnership Agreement”) is in full force and effect, and, at the Closing Time, the aggregate percentage interests of the Company and the limited partners in the Operating Partnership will be as set forth in the Registration Statement, the General Disclosure Package and the Prospectus. The terms of the OP Units conform in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same.

(xx)                Registration Rights. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and properly waived, there are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or the Prospectus or otherwise by either of the Transaction Entities under the 1933 Act or to have securities included as part of the offering of the Securities.

(xxi)               Absence of Violations, Defaults and Conflicts. Neither of the Transaction Entities nor any of their respective subsidiaries is (A) in violation of its charter, bylaws, certificate of limited partnership, limited partnership agreement, limited liability company agreement or other organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which either of the Transaction Entities or any of their respective subsidiaries is a party or by which it or any of them may be bound or to which any of their respective Properties, assets or operations is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental agency or body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over either of the Transaction Entities or any of their respective subsidiaries or their respective Properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect. The execution, delivery and performance of the Operative Documents to which it is party and the consummation of the transactions contemplated herein, therein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities and the use of the net proceeds from the sale of the Securities as described therein under the caption “Use of Proceeds”) and compliance by the Transaction Entities with their respective obligations hereunder and thereunder have been duly authorized by all necessary corporate or limited partnership action, as applicable, and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Properties, assets or operations of either of the Transaction Entities or any of their respective subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults, Repayment Events, liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the charter, bylaws, certificate of limited partnership, limited partnership agreement, limited liability company agreement or other organizational document, as applicable, of either of the Transaction Entities or any of their respective subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clause (ii) only, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any financing instrument (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such financing by either of the Transaction Entities or any of their respective subsidiaries.

(xxii)              Absence of Employees. Neither of the Transaction Entities nor any of their respective subsidiaries has any employees, and neither of the Transaction Entities are aware of any existing or imminent labor disturbance by the employees of any of their tenants or subtenants, which, in either case, would, singly or in the aggregate, result in a Material Adverse Effect.

(xxiii)             Absence of Proceedings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity pending, or, to the knowledge of either of the Transaction Entities, threatened, against or affecting the Transaction Entities or their predecessors or any of their respective subsidiaries, which (A) is required to be disclosed in the Registration Statement, the preliminary prospectus that is included in the General Disclosure Package or the Prospectus (other than as disclosed therein), (B) would, singly or in the aggregate, result in a Material Adverse Effect, or (C) would materially and adversely affect the Properties, assets or operations of the Transaction Entities and their respective subsidiaries, taken as a whole, or the consummation of the transactions contemplated in the Operative Documents or the performance by the Transaction Entities of their respective obligations hereunder or thereunder. The aggregate of all pending legal or governmental proceedings to which any of the Transaction Entities or their predecessors or any of their respective subsidiaries is a party or of which any of their respective Properties, assets or operations is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not singly or in the aggregate result in a Material Adverse Effect.

(xxiv)            Accuracy of Exhibits. There are no leases, contracts, franchises, indentures, mortgages, loan agreements, notes or other agreements or instruments that are required to be described in the Registration Statement, the preliminary prospectus that is included in the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or filed as required.

(xxv)             Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the due authorization, execution, delivery or performance by either of the Transaction Entities of its respective obligations under any of the Operative Documents or for the offering, issuance, sale or delivery of the Securities by the Company and the Operating Partnership, except such as may be required under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities laws of any U.S. state or non-U.S. jurisdiction or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(xxvi)             Possession of Licenses and Permits. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Transaction Entities and their respective subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, the “Governmental Licenses”) issued by the appropriate Governmental Entities under applicable law necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. The Transaction Entities and their respective subsidiaries are in compliance with the terms and conditions of all of the Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of the Governmental Licenses or the failure of the Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. Neither of the Transaction Entities nor any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any of the Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxvii)            Title to Property. (A) The Transaction Entities and their subsidiaries will have good and marketable fee simple title to, or leasehold interest under a ground lease in, the Properties, in each case, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims or equities of any kind other than those that (1) are described in the Registration Statement, the General Disclosure Package and the Prospectus or (2) do not, singly or in the aggregate, materially affect the value of such Property and do not materially interfere with the use made and proposed to be made of such Property by the Transaction Entities and any of their respective subsidiaries; (B) each of the ground leases under which a Transaction Entity or one of its subsidiaries is a tenant relating to a Property are in full force and effect, with such exceptions as do not materially interfere with the use made or proposed to be made of such Property by either of the Transaction Entities or any of their respective subsidiaries, and (1) no default or event of default has occurred under any such ground lease with respect to such Property and none of the Transaction Entities or any of their respective subsidiaries has received any notice of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under such ground lease, except, in each case, for such defaults or events of default that would, not singly or in the aggregate, result in a Material Adverse Effect, and (2) none of the Transaction Entities or any of their respective subsidiaries has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Transaction Entities or any of their respective subsidiaries under any of the ground leases mentioned above, or affecting or questioning the rights of the Transaction Entities and any of their respective subsidiaries to the continued possession of the leased premises under any such ground lease; (C) all security interests, mortgages, pledges, liens, encumbrances, claims or equities on any of the Properties that are required to be disclosed in the Registration Statement or the Prospectus are disclosed therein; (D) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Transaction Entities have no actual knowledge that any Property fails to comply with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to such Property), except for such failures to comply that would not, singly or in the aggregate, result in a Material Adverse Effect; (E) no mortgage or deed of trust encumbering any Property is convertible into ownership interests in a Transaction Entity or any of its subsidiaries; and (F) none of the Transaction Entities or any of their respective subsidiaries or, to the knowledge of either of the Transaction Entities, any lessee under a lease of any of the Properties to which a Transaction Entity or any of its subsidiaries is a party (as a landlord) (a “Lease”) is in default under any of the Leases and none of the Transaction Entities or any of their respective subsidiaries knows of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of the Leases, except, in each case, for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxviii)           Joint Venture Agreements. Each of the partnership agreements or limited liability company agreements to which either of the Transaction Entities or any of their respective subsidiaries is a party has been duly authorized, executed and delivered by each Transaction Entity or their respective subsidiaries, as applicable, and constitutes the legal, valid and binding agreement thereof, enforceable in accordance with its terms, except, in each case, to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally or by general equitable principles, and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to any indemnification provisions contained therein, except as rights under those provisions may be limited by applicable law or policies underlying such law. Neither of the Transaction Entities nor any of their respective subsidiaries is party to any material joint venture agreements with any unaffiliated third party.

(xxix)             Possession of Intellectual Property. The Transaction Entities and their respective subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) reasonably necessary to conduct the business now operated by them, and neither of the Transaction Entities nor any of their respective subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Transaction Entities or any of their respective subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xxx)              Environmental Laws. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) none of the Transaction Entities or any of their respective subsidiaries has given notice to any tenant under a Lease of a default by such tenant under such Lease arising from a violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”) or has actual knowledge of any such violation, (B) the Transaction Entities and their respective subsidiaries have obtained all permits, authorizations and approvals under any applicable Environmental Laws required to be obtained by them under the Lease and are each in compliance with their requirements, and the Transaction Entities have no actual knowledge of any absence of, or non-compliance with, any permits, authorizations or approvals required under any applicable Environmental Laws relating to any of the Properties, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Transaction Entities, any of their respective subsidiaries or, to the knowledge of the Transaction Entities, any of the Properties, and (D) to the knowledge of the Transaction Entities, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Transaction Entities, any of their respective subsidiaries or any of the Properties relating to Hazardous Materials or any Environmental Laws.

(xxxi)             Accounting Controls and Disclosure Controls. The Transaction Entities and their respective subsidiaries maintain effective internal control over financial reporting (as defined under Rules 13a-15 and 15d-15 under the 1934 Act Regulations) and a system of internal accounting controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly present the information called for in all material respects and is prepared in accordance with the Commission's rules and guidelines applicable thereto. Since the end of the Company’s and Operating Partnership’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s or Operating Partnership’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s or Operating Partnership’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s or Operating Partnership’s internal control over financial reporting. The Transaction Entities and each of their respective subsidiaries maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the 1934 Act Regulations) that are designed to ensure that information required to be disclosed by the Transaction Entities in the reports that they file or submit under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s and Operating Partnership’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxxii)            Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or the Operating Partnership or any of the Company’s or Operating Partnership’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxxiii)            Payment of Taxes. All U.S. federal, state, local and non-U.S. income tax returns of the Transaction Entities and their respective subsidiaries required by law to be filed have been filed, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been taken and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Transaction Entities and their respective subsidiaries in respect of any tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional tax for any years not finally determined, except to the extent of any inadequacy that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxxiv)            ERISA. No Transaction Entity sponsors, maintains, contributes to, has any liability with respect to, or could reasonably be expected to have any liability with respect to any “employee benefit plan” within the meaning of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”). No portion of the assets of either Transaction Entity constitutes “plan assets” for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”).

(xxxv)            Business Insurance. The Transaction Entities and their respective subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. Neither of the Transaction Entities has any reason to believe that it or any of their respective subsidiaries will not be able to (A) renew, if desired, its existing insurance coverage as and when such policies expire or (B) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not, singly or in the aggregate, result in a Material Adverse Effect. Neither of the Transaction Entities nor any of their respective subsidiaries has been denied any insurance coverage which it has sought or for which it has applied. The Transaction Entities, directly or indirectly, have obtained customary title insurance on their fee interests and/or leasehold interests, as the case may be, in each of the Properties.

(xxxvi)           Investment Company Act. Neither of the Transaction Entities is required, or upon the issuance and sale of the Securities as contemplated herein and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

(xxxvii)    Absence of Manipulation. Neither of the Transaction Entities nor any of their respective subsidiaries or other affiliates has taken or will take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or a violation of Regulation M under the 1934 Act.

(xxxviii)   Foreign Corrupt Practices Act. None of the Transaction Entities or their predecessors, any of their respective subsidiaries or, to the knowledge of either of the Transaction Entities, any director, officer, partner, agent, employee, affiliate that is under the management control of the Transaction Entities or their subsidiaries or other person acting on behalf of any of the Transaction Entities or their predecessors or the Manager or any of their respective subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), or any other applicable anti-bribery laws, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA. Each of the Transaction Entities and their respective predecessors and their respective subsidiaries and, to the knowledge of each of the Transaction Entities, their respective affiliates that are under the management control of the Transaction Entities or their subsidiaries have conducted their businesses in compliance with the FCPA and any other applicable anti-bribery laws and have instituted and maintain and enforce policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxix)      Money Laundering Laws. The operations of each of the Transaction Entities and their respective predecessors and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of (A) the Currency and Foreign Transactions Reporting Act of 1970, as amended, (B) the money laundering statutes of all jurisdictions, the rules and regulations thereunder and (C) any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”). No action, suit or proceeding by or before any Governmental Entity involving any of the Transaction Entities or any of their respective predecessors or any of their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of either of the Transaction Entities, threatened.

(xl)           OFAC. None of the Transaction Entities or any of their respective predecessors or any of their respective subsidiaries or, to the knowledge of either of the Transaction Entities, any director, officer, partner, agent, employee, affiliate or other person acting on behalf of any of the Transaction Entities or any of their respective predecessors or the Manager or any of their respective subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor are the Transaction Entities or any of their respective predecessors or any of their respective subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions. The Operating Partnership will not directly or indirectly use the proceeds from the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(xli)          Lending Relationship. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither of the Transaction Entities (i) has any material lending or other relationship with any Underwriter or any affiliate of any Underwriter or (ii) intends to use any of the proceeds from the sale of the Securities to repay any outstanding debt owed to any Underwriter or any affiliate of any Underwriter.

(xlii)         Statistical and Market-Related Data. Any statistical and market-related data included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate in all material respects and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xliii)        Cybersecurity. (A) To the knowledge of the Company, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company or its subsidiaries information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its subsidiaries), equipment or technology (collectively, “IT Systems and Data”) except for any such security breach or incident, unauthorized access or disclosure, or other compromise of the Company’s or its subsidiaries’ IT Systems and Data that would not, individually or in the aggregate, have a Material Adverse Effect; (B) neither the Company nor its subsidiaries have been notified of, and each of them have no knowledge of any event or condition that could result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data and (C) the Company and its subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect, in all material respects, the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. The Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except where failure to be so in compliance would not, individually or in the aggregate, have a Material Adverse Effect.

(xliv)        Real Estate Investment Trust. The Company has made a timely election to be subject to tax as a real estate investment trust (“REIT”) pursuant to Sections 856 through 860 of the Code for its taxable year ended December 31, 2017. Commencing with its taxable year ended December 31, 2017, the Company has been organized in conformity with the requirements for qualification and taxation as a REIT under the Code. The Company’s current organization and proposed method of operation, as described in the Registration Statement, the General Disclosure Package and the Prospectus, will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s current organization and proposed method of operation (inasmuch as they relate to the Company’s qualification and taxation as a REIT) set forth in the Registration Statement, the General Disclosure Package and the Prospectus are accurate summaries of the legal or tax matters described therein in all material respects.

(xlv)        Management Agreement. The Amended and Restated Management Agreement, dated as of January 2, 2019, including any amendments thereto (the “Management Agreement”), between the Transaction Entities and the Manager, has been duly authorized, executed and delivered by, and is a valid and legally binding agreement of, each of the Transaction Entities, enforceable against the Transaction Entities in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles, and with respect to any indemnification provisions contained therein, except as rights under those provisions may be limited by applicable law or policies underlying such law.

(xlvi)       Exclusivity Agreement. The Exclusivity and Expense Reimbursement Agreement, dated as of June 27, 2017, including any amendments thereto (the “Exclusivity Agreement”), between the Transaction Entities and iStar Inc., a Maryland corporation, has been duly authorized, executed and delivered by, and is a valid and legally binding agreement of, each of the Transaction Entities, enforceable against the Transaction Entities in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and public policy.

(xlvii)      Prior Sales of Common Stock or OP Units. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not issued, sold or distributed, or agreed to issue, sell or distribute, any shares of the Company’s common stock and the Operating Partnership has not issued, sold or distributed, or agreed to issue, sell or distribute, any OP Units.

(xlviii)     Distributions. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (A) the Company is not currently prohibited, directly or indirectly, from making any distributions to its stockholders and (B) neither the Operating Partnership nor any direct or indirect subsidiary of the Company is prohibited, directly or indirectly, from making any distributions, directly or indirectly, to the Company or the Operating Partnership, as applicable, from making any other distribution on any of its ownership interests, from repaying any of its loans or advances, including those made, directly or indirectly, by the Company or the Operating Partnership, or from loaning or otherwise making funds available, directly or indirectly, to the Company or the Operating Partnership.

(xlix)        Finder’s Fees. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor the Operating Partnership has incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated in this Agreement, except as may otherwise exist with respect to the Underwriters pursuant to this Agreement.

(l)            Certain Relationships. No relationship, direct or indirect, exists between or among either of the Transaction Entities, on the one hand, and the directors, officers, stockholders, partners, customers or suppliers of the Transaction Entities, on the other hand, which is required to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described.

(b)            Representations and Warranties by the Manager. The Manager represents and warrants to each Underwriter at the date hereof, the Applicable Time and the Closing Time, and agrees with each Underwriter, as follows:

(i)            Certain Information. The information provided by the Manager set forth under the heading “Item 8. Financial Statements and Supplemental Data—Notes to Consolidated Financial Statements—Note 13—Related Party Transactions—Management Agreement” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, is true and correct in all material respects. As of the date of this Agreement, neither the Manager nor any affiliate of the Manager has any plan or intention to materially alter its capital investment policy or investment allocation policy with respect to the Company as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(ii)           Good Standing of the Manager. The Manager is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware and has limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement and the Management Agreement; and the Manager is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

(iii)          Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Manager.

(iv)          Authorization of Management Agreement. The Management Agreement has been duly authorized, executed and delivered by, and is a valid and legally binding agreement of, the Manager, enforceable against the Manager in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles, and with respect to any indemnification provisions contained therein, except as rights under those provisions may be limited by applicable law or policies underlying such law.

(v)           Absence of Defaults and Conflicts. The Manager is not in violation of its limited liability company agreement or other organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in Agreements and Instruments to which it is bound or by which it may be bound, or which any of its property, assets or operations is subject, except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the Management Agreement and the consummation of the transactions contemplated herein and therein and in the Registration Statement, the General Disclosure Package and the Prospectus and compliance by the Manager with its obligations hereunder and thereunder have been duly authorized by all necessary limited liability company action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property, assets or operations of the Manager pursuant to, its Agreements and Instruments (except for such conflicts, breaches, defaults, Repayment Events, liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the limited liability company agreement or other organizational documents of the Manager or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clause (ii) only, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect.

(vi)          Absence of Further Requirements. Except as have been made or obtained, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any Governmental Entity is necessary or required for due authorization, execution and delivery by the Manager of the Management Agreement.

(vii)         Possession of Licenses and Permits. The Manager possesses such Governmental Licenses issued by the appropriate Governmental Entities necessary for the Manager to perform its duties set forth in the Management Agreement, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. The Manager is in compliance with the terms and conditions of all of the Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of the Governmental Licenses or the failure of the Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. The Manager has not received any notice of proceedings relating to the revocation or modification of any of the Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(viii)        Absence of Proceedings. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity pending, or, to the knowledge of the Manager, threatened, against or affecting the Manager which (A) would, singly or in the aggregate, result in a Material Adverse Effect, or (B) would materially and adversely affect the consummation by the Manager of the transactions contemplated in this Agreement or the Management Agreement or the performance by the Manager of its obligations hereunder or thereunder. The aggregate of all pending legal or governmental proceedings to which the Manager is a party or of which any of its properties, assets or operations is the subject, including ordinary routine litigation incidental to the business, would not, singly or in the aggregate, result in a Material Adverse Effect.

(ix)           Employment; Noncompetition; Nondisclosure. The Manager has not been notified that any of its executive officers or key employees plans to terminate his or her employment with the Manager. Neither the Manager nor any executive officer or key employee of the Manager is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or the Manager as described in the Management Agreement, the Registration Statement, the General Disclosure Package and the Prospectus, except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect.

(x)            Internal Controls. The Manager operates a system of internal controls sufficient to provide reasonable assurance that (A) transactions that may be effectuated by it on behalf of the Transaction Entities pursuant to its duties set forth in the Management Agreement will be executed in accordance with management’s general or specific authorization and (B) access to the Transaction Entities’ assets is permitted only in accordance with management’s general or specific authorization.

(xi)           Investment Advisers Act. The Manager is not prohibited by the Investment Advisers Act of 1940, as amended, or the rules and regulations thereunder, from performing the duties set forth in the Management Agreement and disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xii)          Foreign Corrupt Practices Act. None of the Manager, any of its subsidiaries or, to the knowledge of the Manager, any director, officer, partner, agent, employee, affiliate that is under the management control of the Manager or its subsidiaries or other person acting on behalf of the Manager or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA or any other applicable anti-bribery laws, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA. The Manager and its subsidiaries and, to the knowledge of the Manager, its affiliates that are under the management control of the Manager or its subsidiaries have conducted their businesses in compliance with the FCPA and any other applicable anti-bribery laws and have instituted and maintain and enforce policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xiii)         Money Laundering Laws. The operations of the Manager and its subsidiaries are and have been conducted at all times in compliance with applicable Money Laundering Laws. No action, suit or proceeding by or before any Governmental Entity involving the Manager or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Manager, threatened.

(xiv)         OFAC. None of the Manager, any of its subsidiaries or, to the knowledge of the Manager, any director, officer, partner, agent, employee, affiliate or other person acting on behalf of the Manager or any of its subsidiaries is a Person currently the subject or target of any Sanctions, nor are the Manager or any of its subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions. The Manager will not directly or indirectly use the proceeds from the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(c)            Officer’s Certificates. Any certificate signed by any officer or other representative of either of the Transaction Entities or any of their respective subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Transaction Entity to each Underwriter as to the matters covered thereby. Any certificate signed by any officer or other representative of the Manager delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Manager to each Underwriter as to the matters covered thereby.

SECTION 2.     Sale and Delivery to Underwriters; Closing.

(a)            Notes. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Operating Partnership agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Operating Partnership, at a purchase price of 98.477% of the principal amount thereof, the principal amount of Notes set forth in Schedule A opposite the name of such Underwriter, plus any additional principal amount of Notes which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof.

(b)            Payment. Payment of the purchase price for, and delivery of certificates in book-entry form representing, the Notes shall be made at the offices of Sidley Austin llp, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Representatives and the Operating Partnership, at 9:00 A.M. (New York City time) on May 7, 2021 (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Operating Partnership (such time and date of payment and delivery being hereinafter called the “Closing Time”).

Payment shall be made to the Operating Partnership by wire transfer of immediately available funds to a bank account designated by the Operating Partnership against delivery to the Representatives for the respective accounts of the Underwriters of certificates in book-entry form representing the Notes to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Notes which it has agreed to purchase. The Representatives may (but shall not be obligated to) make payment of the purchase price for the Notes to be purchased by any Underwriter whose funds have not been received by the Closing Time but such payment shall not relieve such Underwriter from its obligations hereunder.

(c)            Delivery. The Operating Partnership shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters certificates in book-entry form for the Notes at the Closing Time, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Notes shall be in such denominations and registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the Closing Time and shall be made available for inspection on the business day preceding the Closing Time at a location in New York City, as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

SECTION 3.     Covenants of the Transaction Entities. Each of the Transaction Entities, jointly and severally, covenants with each Underwriter as follows:

(a)            Compliance with Securities Regulations and Commission Requests. The Operating Partnership, subject to Section 3(b), will comply with the requirements of Rule 430B, and will notify the Representatives as soon as reasonably possible, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated or deemed to be incorporated by reference therein, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) or of the issuance of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if either of the Transaction Entities becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Operating Partnership will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Operating Partnership will use its commercially reasonable efforts to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof as soon as reasonably possible.

(b)            Continued Compliance with Securities Laws. The Operating Partnership will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Operating Partnership, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Operating Partnership will promptly (A) give the Representatives notice of such event, (B) prepare, as applicable, any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement and use its best efforts to have any amendment to the Registration Statement declared effective by the Commission as soon as practicable if the Company is no longer eligible to file an automatic shelf registration statement; provided, however, that neither of the Transaction Entities shall file or use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object. The Operating Partnership will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Transaction Entities have given the Representatives written notice of each filing, if any, made pursuant to the 1934 Act or the 1934 Act Regulations within 48 hours prior to the Applicable Time and will give the Representatives notice of their intention to make any filings pursuant to the 1934 Act or the 1934 Act Regulations from the Applicable Time to the Closing Time and, a reasonable amount of time prior to their proposed filing or use, will furnish the Representatives with copies of any such documents and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c)            Delivery of Registration Statements. The Operating Partnership has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)            Delivery of Prospectuses. The Operating Partnership has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Transaction Entities hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Operating Partnership will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)            Blue Sky Qualifications. The Transaction Entities will use their commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may reasonably designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that neither Transaction Entity shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f)            Rule 158. The Transaction Entities will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to their respective securityholders an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(g)           Use of Proceeds. The Operating Partnership will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(h)           Final Term Sheet. The Operating Partnership will prepare a final term sheet (a “Final Term Sheet”) containing only a description of the final terms of the Notes and their offering, in the form approved by the Underwriters and attached as Schedule C hereto, and acknowledges that the Final Term Sheet is an Issuer Free Writing Prospectus and will comply with its related obligations set forth in Section 3(k) hereof. The Operating Partnership will furnish to each Underwriter, without charge, copies of the Final Term Sheet promptly upon its completion.

(i)            Restriction on Sale of Securities. Until the Closing Time, neither Transaction Entity will, without the prior written consent of the Representatives, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or lend or otherwise transfer or dispose of any debt securities or guarantees or submit or file any registration statement under the 1933 Act with respect to any of the foregoing or publicly announce the intention to do any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of debt securities or guarantees, whether any such swap, other agreement or transaction described in clause (i) or (ii) above is to be settled by delivery of debt securities or guarantees or in cash or otherwise, or publicly announce the intention to do any of the foregoing. The foregoing sentence shall not apply to the Securities to be issued and sold hereunder.

(j)            Reporting Requirements. The Transaction Entities, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations. Additionally, the Company, on behalf of the Operating Partnership, shall report the use of proceeds from the issuance of the Securities as may be required under Rule 463 under the 1933 Act.

(k)            Issuer Free Writing Prospectuses. The Transaction Entities agree that, unless they obtain the prior written consent of the Representatives, neither Transaction Entity will make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Operating Partnership with the Commission or retained by the Operating Partnership under Rule 433; provided, that the Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule B hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed and approved by the Representatives. Any such free writing prospectus consented to, or deemed consented to, as the case may be, by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Operating Partnership represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or the Prospectus or any preliminary prospectus or other prospectus deemed to be part thereof that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Operating Partnership will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(l)              Absence of Manipulation. Neither of the Transaction Entities nor any of their respective subsidiaries or other affiliates will take, directly or indirectly, any action which is designed, or would reasonably be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Transaction Entities to facilitate the sale or resale of the Securities or a violation of Regulation M under the 1934 Act.

(m)            REIT Qualification. The Company will use its best efforts to continue to meet the requirements to qualify as a REIT under the Code until the Board of Directors of the Company determines that it is no longer in the best interests of the Company and its stockholders to qualify as a REIT.

(n)            Compliance with the Sarbanes-Oxley Act. Each of the Transaction Entities will comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are in effect.

(o)            DTC. The Transaction Entities will cooperate with the Underwriters and use their best efforts to permit the Notes to be eligible for clearance, settlement and trading through the facilities of DTC.

(p)            Renewal Deadline. If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Deadline”), any Securities remain unsold by the Underwriters, the Company and the Operating Partnership will, prior to the Renewal Deadline, (i) promptly notify the Representatives in writing and (ii) promptly file, if it is eligible to do so, a new automatic shelf registration statement relating to the Securities, in a form and substance satisfactory to the Underwriters. If, at the Renewal Deadline, the Company and the Operating Partnership is not eligible to file an automatic shelf registration statement, the Company and the Operating Partnership will, prior to the Renewal Deadline, (i) promptly notify the Representatives in writing, (ii) promptly file a new shelf registration statement or post-effective amendment on the proper form relating to such Securities, in a form and substance satisfactory to the Underwriters, (iii) use its commercially reasonable efforts to cause such registration statement or post-effective amendment to be declared effective within 60 days after the Renewal Deadline and (iv) promptly notify the Representatives in writing of such effectiveness. The Company and the Operating Partnership will take all other action necessary or appropriate to permit the offering and sale of the Securities to continue as contemplated in the expired Registration Statement. References herein to the “Registration Statement” shall include such new automatic shelf registration statement or such new shelf registration statement or post-effective amendment, as the case may be.

(q)            Eligibility of Automatic Shelf Registration Statement Form. If at any time when Securities remain unsold by the Underwriters the Operating Partnership receives a notice from the Commission pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Operating Partnership will (i) promptly notify the Representatives in writing, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to such Securities, in a form and substance satisfactory to the Underwriters, (iii) use its commercially reasonable efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable and (iv) promptly notify the Representatives in writing of such effectiveness. The Operating Partnership will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the Registration Statement that was the subject of the Rule 401(g)(2) notice or for which the Operating Partnership has otherwise become ineligible. References herein to the “Registration Statement” shall include such new registration statement or post-effective amendment, as the case may be.

SECTION 4.     Covenants of the Manager. The Manager covenants with each Underwriter and with the Transaction Entities that, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required by the 1933 Act to be delivered in connection with sales of the Securities, it shall notify the Underwriters and the Transaction Entities of the occurrence of any material event respecting the Manager’s business, activities, affairs or operating or financial results or condition, and the Manager will forthwith supply such information to the Transaction Entities as shall be necessary in the opinion of counsel to the Transaction Entities and the Underwriters for the Transaction Entities to prepare any amendment or supplement to the Registration Statement, the General Disclosure Package and the Prospectus so that, as so amended or supplemented, the same will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances existing at the time it is delivered to a purchaser) not misleading.

SECTION 5.     Payment of Expenses.

(a)            Expenses. Each of the Transaction Entities, jointly and severally, agrees to pay all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits thereto) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, (iii) the preparation, issuance and delivery of the certificates in book-entry form for the Notes to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Notes to the Underwriters, (iv) the fees and disbursements of the Transaction Entities’ counsel, accountants and other advisors and the Trustee and their counsel, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto, and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the costs and expenses incurred in connection with the preparation and execution of the Operative Documents and the DTC Agreement, (viii) the costs and expenses of the Transaction Entities relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Transaction Entities and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA, if required, of the terms of the sale of the Securities (not to exceed $5,000), (x) the fees payable in connection with the rating of the Securities by the rating agencies, (xi) the fees and expenses of permitting the Notes to be eligible for clearance, settlement and trading through the facilities of DTC and (xii) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the second sentence of Section 1(a)(ii).

(b)            Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 6(o), Section 10(a)(i) or (iii) or Section 11 hereof, the Transaction Entities shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 6.     Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Transaction Entities and the Manager contained in Section 1(a) and Section 1(b) hereof, respectively, as of the date hereof, the Applicable Time and the Closing Time or in certificates of any officer or other representative of either of the Transaction Entities, the Manager or any of their respective subsidiaries delivered pursuant to the provisions hereof, to the performance by the Transaction Entities and the Manager of their respective covenants and other obligations hereunder, and to the following further conditions:

(a)            Effectiveness of Registration Statement. The Registration Statement was filed by the Transaction Entities with the Commission not earlier than three years prior to the date hereof and became effective upon filing in accordance with Rule 462(e). Each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus have been filed as required by Rule 424(b) (without reliance on Rule 424(b)(8)) and Rule 433, as applicable, within the time period prescribed by, and in compliance with, the 1933 Act Regulations. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) has been received by the Transaction Entities, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes or pursuant to Section 8A of the 1933 Act have been instituted or are pending or, to the knowledge of either of the Transaction Entities, contemplated. The Transaction Entities have complied with each request, if any, from the Commission for additional information. The Transaction Entities shall have paid the required Commission filing fees relating to the Securities within the time period required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations.

(b)            Opinion of Counsel for the Transaction Entities and the Manager. (i) At the Closing Time, the Representatives shall have received the favorable opinions and negative assurance letter, dated the Closing Time, of Latham & Watkins LLP, counsel for the Transaction Entities, in form and substance reasonably satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit A-1-1 and Exhibit A-1-2 hereto. In giving such opinion, such counsel may rely upon the opinion of Venable LLP as to all matters governed by the laws of the State of Maryland. Such counsel may also state that, insofar as such opinion involves factual matters, it has relied, to the extent it deems proper, upon certificates of officers and other representatives of the Transaction Entities and their respective subsidiaries and certificates of public officials. (ii) At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Clifford Chance US LLP, counsel for the Manager, in form and substance reasonably satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit A-2 hereto. Such counsel may state that, insofar as such opinion involves factual matters, it has relied, to the extent it deems proper, upon certificates of officers and other representatives of the Manager and its subsidiaries and certificates of public officials.

(c)            Opinion of Maryland Counsel for Company. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Venable LLP, Maryland counsel for the Company, in form and substance reasonably satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit B hereto.

(d)            Opinion of Counsel for the Underwriters. At the Closing Time, the Representatives shall have received the favorable opinion and negative assurance statement, dated the Closing Time, of Sidley Austin llp, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to such matters as the Representatives shall reasonably request. In giving such opinion, such counsel may rely upon the opinion of Venable LLP as to all matters governed by the laws of the State of Maryland. Such counsel may also state that, insofar as such opinion involves factual matters, it has relied, to the extent it deems proper, upon certificates of officers and other representatives of the Transaction Entities and their respective subsidiaries and certificates of public officials.

(e)            Transaction Entities Officers’ Certificate. At the Closing Time, there shall not have been, since the date hereof, since the Applicable Time or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in or affecting the Properties taken as a whole or in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Transaction Entities and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of an executive officer of the Company and of the Principal Financial Officer or Chief Accounting Officer of the Company, on behalf of the Company and as the indirect general partner of the Operating Partnership, dated the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Transaction Entities contained herein are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Transaction Entities have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) has been received by the Transaction Entities, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated.

(f)            Principal Financial Officer’s Certificate. At the time of the execution of this Agreement and at the Closing Time, the Representatives shall have received a certificate of the Principal Financial Officer of the Company, dated, respectively, as of the date hereof and as of the Closing Time, in the form attached as Exhibit C hereto, regarding certain financial and operating information of the Transaction Entities and their respective subsidiaries contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(g)           Manager Officers’ Certificate. The Representatives shall have received a certificate of an executive officer of the Manager and of the Principal Financial Officer of the Manager, dated the Closing Time, to the effect that (i) the representations and warranties of the Manager contained herein are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (ii) the Manager has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(h)           Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(i)            Bring-down Comfort Letter. At the Closing Time, the Representatives shall have received from Deloitte & Touche LLP a letter, dated the Closing Time, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 6(h) hereof, except that the specified date referred to shall be a date not more than two business days prior to the Closing Time.

(j)            No Objection. If a filing with FINRA is required, FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.

(k)           No Important Changes. Since the execution of this Agreement, there shall not have been any decrease in or withdrawal of the rating or outlook of any securities of the Company, the Operating Partnership or any of their respective subsidiaries by any “nationally recognized statistical rating organization” (as defined for purposes of Section 3(a)(62) of the 1934 Act) or any notice given of any intended or potential decrease in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(l)            Ratings Letters. At the time of execution of this Agreement, the Operating Partnership shall have delivered to the Representatives letters from Moody’s Investors Service, Inc. and Fitch Ratings, Inc. assigning a rating to the Notes of Baa1 and BBB+, respectively.

(m)          Clearance, Settlement and Trading. Prior to the Closing Time, the Operating Partnership and DTC shall have executed and delivered the DTC Agreement and the Notes shall be eligible for clearance, settlement and trading through the facilities of DTC.

(n)           Additional Documents. At the Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to deliver the opinions or make the statements requested by the Underwriters as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Transaction Entities and the Manager in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters.

(o)           Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Operating Partnership at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5(b) and except that Sections 1, 7, 8, 9, 16 and 17 shall survive any such termination and remain in full force and effect.

SECTION 7.     Indemnification.

(a)            Indemnification of Underwriters. Each of the Transaction Entities, jointly and severally, agrees to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact included in (A) any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or (B) any materials or information provided to investors by, or with the approval of, the Operating Partnership in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Operating Partnership (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or in any Marketing Materials, as the case may be, of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or of any claim whatsoever, in each case arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Transaction Entities; and

(iii)          against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in any preliminary prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), in each case in reliance upon and in conformity with the Underwriter Information.

(b)            Indemnification of Transaction Entities, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless each Transaction Entity, the Company’s directors, each of the Company’s officers who signed the Registration Statement, and each person, if any, who controls either of the Transaction Entities within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in any preliminary prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), in each case in reliance upon and in conformity with the Underwriter Information.

(c)             Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) hereof, counsel for the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 7(b) hereof, counsel for the indemnified parties shall be selected by the Transaction Entities, as applicable. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)             Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 8.          Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transaction Entities, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Transaction Entities, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Operating Partnership, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Notes as set forth on the cover of the Prospectus.

The relative fault of the Transaction Entities, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Transaction Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by such Underwriter in connection with the Securities underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls either of the Transaction Entities within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Transaction Entities. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the principal amount of Notes set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 9.          Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of either of the Transaction Entities, the Manager or any of their respective subsidiaries submitted pursuant hereto shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, or any person controlling either of the Transaction Entities and (ii) delivery of and payment for the Notes.

SECTION 10.       Termination of Agreement.

(a)            Termination. The Representatives may terminate this Agreement, by notice to the Transaction Entities, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in or affecting the Properties taken as a whole or in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Transaction Entities and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company or the Operating Partnership has been suspended or materially limited by the Commission or the New York Stock Exchange, or (iv) if trading generally on the New York Stock Exchange or the NYSE American or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other Governmental Entity, or (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to the systems of Clearstream Banking, société anonyme, or Euroclear Bank, S.A./N.V., in Europe, or (vi) if a banking moratorium has been declared by either U.S. federal or New York authorities.

(b)            Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5(b) hereof, and provided further that Sections 1, 7, 8, 9, 16 and 17 shall survive such termination and remain in full force and effect.

SECTION 11.        Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Notes which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i)            if the principal amount of Defaulted Securities does not exceed 10% of the principal amount of Notes to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full principal amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)           if the principal amount of Defaulted Securities exceeds 10% of the principal amount of Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, either the (i) Representatives or (ii) the Operating Partnership shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

SECTION 12.       Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at: Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Facsimile: (212) 291-5175, Attention: Registration Department; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Investment Grade Syndicate Desk – 3rd Floor (fax (212) 834-6081); and BofA Securities, Inc., 1540 Broadway, NY8-540-26-02, New York, NY 10036-4039, Attention: High Grade Debt Capital Markets Transaction Management/Legal, Facsimile: (212) 901-7881; and notices to the Transaction Entities or the Manager shall be directed to them at: c/o iStar Inc., 1114 Avenue of the Americas, New York, New York 10036, attention of Douglas Heitner, Chief Legal Officer (Fax: (212) 930-9494).

SECTION 13.       No Advisory or Fiduciary Relationship. Each of the Transaction Entities and the Manager acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Notes and any related discounts and commissions, is an arm’s-length commercial transaction between the Transaction Entities and the Manager, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of either of the Transaction Entities or the Manager or any of their respective subsidiaries or their respective stockholders, unitholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Transaction Entities or the Manager with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising either of the Transaction Entities or the Manager or any of their respective affiliates or subsidiaries on other matters) and no Underwriter has any obligation to the Transaction Entities or the Manager with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of either of the Transaction Entities or the Manager, (e) the Underwriters have not provided any business, legal, accounting, regulatory or tax advice with respect to the offering of the Securities and each of the Transaction Entities and the Manager has consulted its own business, legal, accounting, regulatory and tax advisors to the extent it deemed appropriate and (f) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice or solicitation of any action by the Underwriters with respect to any entity or natural person.

SECTION 14.       Recognition of the U.S. Special Resolution Regimes. In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime.

In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime.

For purposes of foregoing two paragraphs, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 15.       Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Transaction Entities and the Manager and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Transaction Entities and the Manager and their respective successors and the Affiliates, selling agents, controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Transaction Entities and the Manager and their respective successors, and said Affiliates, selling agents, controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes from any Underwriter shall be deemed to be a successor solely by reason of such purchase.

SECTION 16.       Trial by Jury. Each of the Transaction Entities and the Manager (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders or unitholders, as applicable, and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 17.       GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

SECTION 18.       Consent to Jurisdiction. Each of the parties hereto agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any Specified Court, as to which such jurisdiction is non-exclusive) of the Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to a party’s address set forth in Section 12 hereof shall be effective service of process upon such party for any suit, action or proceeding brought in any Specified Court. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in the Specified Courts and irrevocably and unconditionally waives and agrees not to plead or claim in any Specified Court that any such suit, action or proceeding brought in any Specified Court has been brought in an inconvenient forum.

SECTION 19.       TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 20.       Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 21.       Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.

SECTION 22.       Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

[SIGNATURE PAGES FOLLOW]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Transaction Entities and the Manager a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Transaction Entities and the Manager in accordance with its terms.

Very truly yours,

SAFEHOLD INC.

By:	/s/ Brett Asnas
Name: Brett Asnas
Title: Authorized Signatory

Safehold Operating Partnership LP

By:	Safehold OP GenPar LLC, as General Partner

By:	/s/ Brett Asnas
Name: Brett Asnas
Title: Authorized Signatory

SFTY MANAGER LLC

By:	/s/ Brett Asnas
Name: Brett Asnas
Title: Authorized Signatory

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED,

as of the date first above written:

GOLDMAN SACHS & CO. LLC

By:	/s/ Sam Chaffin
Name: Sam Chaffin
Title: Authorized Signatory

J.P. MORGAN SECURITIES LLC

By:	/s/ Maria Sramek
Name: Maria Sramek
Title: Executive Director

BOFA SECURITIES, INC.

By:	/s/ Shawn Cepeda
Name: Shawn Cepeda
Title: Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

[Signature Page to Underwriting Agreement]

SCHEDULE A

Name of Underwriter	Principal Amount of Notes
Goldman Sachs & Co. LLC	$89,000,000
J.P. Morgan Securities LLC	$89,000,000
BofA Securities, Inc.	$50,000,000
Barclays Capital Inc.	$27,000,000
Mizuho Securities USA LLC	$27,000,000
Morgan Stanley & Co. LLC	$27,000,000
Truist Securities, Inc.	$27,000,000
Capital One Securities, Inc.	$19,000,000
Raymond James & Associates, Inc.	$19,000,000
SMBC Nikko Securities America, Inc.	$19,000,000
Berenberg Capital Markets LLC	$7,000,000
Total	$400,000,000

Sch A-1

SCHEDULE B

Issuer Free Writing Prospectuses

1. Final Term Sheet

Sch B-1

SCHEDULE C

Final Term Sheet

Sch C-1

Exhibit A-1-1

FORM OF OPINION OF COUNSEL TO THE TRANSACTION ENTITIES
TO BE DELIVERED PURSUANT TO SECTION 6(b)(i)

1.	The Operating Partnership is a limited partnership under the DRULPA, with limited partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus (together with the Incorporated Documents). With the consent of the Underwriters, based solely on certificates from public officials, such counsel shall confirm that the Operating Partnership is validly existing and in good standing under the laws of the State of Delaware.

2.	The General Partner is a limited liability company under the DLLCA, with limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus (together with the Incorporated Documents). With the consent of the Underwriters, based solely on certificates from public officials, such counsel shall confirm that the General Partner is validly existing and in good standing under the laws of the State of Delaware.

3.	The execution, delivery and performance of the Underwriting Agreement have been duly authorized by all necessary limited partnership action of the Operating Partnership, and the Underwriting Agreement has been duly executed and delivered by the Operating Partnership.

4.	The Indenture has been duly authorized by all necessary limited partnership action of the Operating Partnership, has been duly executed and delivered by the Operating Partnership and is the legally valid and binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms.

5.	The Indenture, including the Guarantee contained therein, is the legally valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms.

6.	The Notes have been duly authorized by all necessary limited partnership action of the Operating Partnership and, when executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be legally valid and binding obligations of the Operating Partnership, enforceable against the Operating Partnership in accordance with their terms.

7.	The execution and delivery of the Underwriting Agreement and the Indenture by the Operating Partnership and the Guarantor and the issuance and sale of the Notes by the Operating Partnership to you and the other Underwriters pursuant to the Underwriting Agreement and the Guarantee thereof by the Guarantor to the Underwriters do not on the date hereof:

i.	violate the provisions of the Governing Documents;

ii.	result in the breach of, or a default under, any of the Specified Agreements by the Operating Partnership or the Guarantor;

iii.	violate any federal or New York statute, rule or regulation applicable to the Operating Partnership or the Guarantor or, with respect to the Operating Partnership, violate the DRULPA; or

Ex A-1-1- 1

iv.	require any consents, approvals or authorizations to be obtained by the Operating Partnership or the Guarantor from, or any registrations, declarations or filings to be made by the Operating Partnership or the Guarantor with, any governmental authority under any federal or New York statute, rule or regulation applicable to the Guarantor or the Operating Partnership or, with respect to the Operating Partnership, the DRULPA on or prior to the date hereof that have not been obtained or made.

8.	The Registration Statement has become effective under the Act. With the consent of the Underwriters, based solely on a review of a list of stop orders on the Commission’s website at https://www.sec.gov/litigation/stoporders.shtml at 9:00 a.m. New York City time on May 7, 2021, such counsel shall confirm that no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated by the Commission. The Preliminary Prospectus has been filed in accordance with Rule 424(b) under the Act, the Prospectus has been filed in accordance with Rule 424(b) and Rule 430B under the Act and the specified IFWP has been filed in accordance with Rule 433(d) under the Act.

9.	The Registration Statement, at April 28, 2021, including the information deemed to be a part thereof pursuant to Rule 430B under the Act, and the Prospectus, as of the date of the Prospectus Supplement, each appeared on their face to be appropriately responsive in all material respects to the applicable form requirements for registration statements on Form S-3 under the Act and the rules and regulations of the Commission thereunder; it being understood, however, that such counsel shall express no view with respect to Regulation S-T, Form T-1 or the financial statements, schedules or other financial data included in, incorporated by reference in or omitted from the Registration Statement or the Prospectus. For purposes of this paragraph, such counsel may assumed that the statements made in the Registration Statement and the Prospectus are correct and complete.

10.	The statements in the Prospectus under the heading “Description of Notes,” insofar as they purport to describe or summarize certain provisions of the Indenture, the Notes and the Guarantee, are accurate descriptions or summaries in all material respects.

11.	The Indenture has been qualified under the Trust Indenture Act of 1939, as amended.

12.	Each of the Incorporated Documents, as of its respective filing date, appeared on its face to be appropriately responsive in all material respects to the applicable form requirements for reports on Form 10-K, Form 10-Q and Form 8-K and proxy statements under Regulation 14A, as the case may be, under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder; it being understood, however, that such counsel need express no view with respect to Regulation S-T or the financial statements, schedules or other financial data included in, incorporated by reference in or omitted from the Incorporated Documents. For purposes of this paragraph, such counsel may assumed that the statements made in the Incorporated Documents are correct and complete.

13.	With the consent of the Underwriters, based solely on a certificate of an officer of the Operating Partnership and the Guarantor as to factual matters, neither the Operating Partnership nor the Guarantor is, and immediately after giving effect to the issuance, sale and delivery of the Notes in accordance with the Underwriting Agreement and the application of the proceeds as described in the Prospectus under the caption “Use of Proceeds,” neither the Operating Partnership or the Guarantor will be, required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Ex A-1-1- 2

14.	Based on such counsel’s participation, review and reliance as described above, such counsel shall confirm that no facts came to such counsel’s attention that caused us to believe that:

•	the Registration Statement, at the time it became effective on April 28, 2021, including the information deemed to be a part of the Registration Statement pursuant to Rule 430B under the Act (together with the Incorporated Documents at that time), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

•	the Preliminary Prospectus, as of 2:15 p.m., New York City time, on April 28, 2021 (together with the Incorporated Documents at that time), when taken together with the Specified IFWP, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

•	the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof (together with the Incorporated Documents as of those respective dates), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel need express no belief with respect to the financial statements, schedules, or other financial data included or incorporated by reference in, or omitted from, the Registration Statement, the Preliminary Prospectus, the Specified IFWP, the Prospectus, the Incorporated Documents or the Form T-1.

Ex A-1-1- 3

Exhibit A-1-2

FORM OF TAX OPINION OF COUNSEL TO THE TRANSACTION ENTITIES
TO BE DELIVERED PURSUANT TO SECTION 6(b)(i)

1.	Commencing with its taxable year ended December 31, 2017, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.

2.	The statements set forth in the Base Prospectus under the caption “Federal Income Tax Considerations,” insofar as they purport to describe or summarize certain provisions of the statutes or regulations referred to therein, are accurate descriptions or summaries in all material respects.

Ex A-1-2-1

Exhibit A-2

FORM OF OPINION OF COUNSEL TO THE MANAGER
TO BE DELIVERED PURSUANT TO SECTION 6(b)(ii)

1.           The Manager is duly qualified as a foreign entity to transact business and is in good standing under the laws of the state of New York.

2.           The Manager has been duly formed and is validly existing as a limited liability company in good standing under the laws of the state of Delaware with full power and authority to own, lease and operate its properties and to conduct its business as now conducted and as proposed to be conducted as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 and to enter into and perform its obligations under the Underwriting Agreement and the Management Agreement.

3.           The Underwriting Agreement has been duly authorized, executed and delivered by the Manager.

4.           The Management Agreement has been duly authorized, executed and delivered by the Manager and, assuming due authorization and execution by the Company and the Operating Partnership, constitutes a valid and binding obligation of the Manager and is enforceable against the Manager in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles or by the ability of any person to receive the remedies of injunctive relief, specific performance, liquidated damages or any similar remedies in any proceeding.

5.           Assuming due authorization and execution by each of the Company and iStar, the Exclusivity Agreement constitutes a valid and binding obligation of iStar and is enforceable against iStar in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles or by the ability of any person to receive the remedies of injunctive relief, specific performance, liquidated damages or any similar remedies in any proceeding, and except to the extent that rights to indemnification thereunder may be limited by public policies with respect to such rights.

6.           No approval, authorization, consent or order of or filing with any U.S. federal, Delaware or New York State governmental authority or agency is required in connection with the execution, delivery and performance by the Manager of its obligations under the Underwriting Agreement or the Management Agreement or the consummation by the Manager of the transactions contemplated to be consummated therein by the Manager, other than such as have been obtained or made.

7.           The execution, delivery and performance of the Underwriting Agreement by the Manager and the consummation by the Manager of the transactions contemplated thereby to be consummated by the Manager, do not and will not:

(a)           violate any provisions of the organizational documents of the Manager;

(b)           violate any U.S. federal or New York State or Delaware law or regulation binding upon or applicable to the Manager or any of its properties or assets;

(c)           violate any U.S. federal or New York State decree, judgment or order known to us to be applicable to the Manager; or

Ex A-2-1

(d)           result in any breach of, or constitute a default under the Management Agreement or the Exclusivity Agreement;

provided, however, that, for the purposes of this paragraph (7), such counsel need express no opinion with respect to U.S. federal or state securities laws, other antifraud laws and fraudulent transfer laws and the Employee Retirement Income Security Act of 1974 and related laws; provided, further, that insofar as performance by the Manager of its obligations under the Underwriting Agreement is concerned, such counsel need express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

Ex A-2-2

Exhibit B

FORM OF OPINION OF MARYLAND COUNSEL TO THE COMPANY
TO BE DELIVERED PURSUANT TO SECTION 6(c)

1.           The Company has been duly organized and is validly existing as a corporation under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland.

2.           The Company has the corporate power to own, lease and operate its properties, and conduct its business, as described (i) in Item 1. and Item 7. of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “10-K”) and (ii) in the Registration Statement, the General Disclosure Package and the Prospectus under the caption [“Safety, Income & Growth Inc.”] and enter into and perform its obligations under the Underwriting Agreement.

3.           The issuance of the Guarantee and the execution and delivery by the Company of each of the Underwriting Agreement, the Indenture, the Management Agreement and the Operating Partnership Agreement (collectively, the “Transaction Documents”) have been duly authorized by all necessary corporate action on the part of the Company.

4.           The Company has duly executed and, to the extent governed by Maryland law, delivered each of the Transaction Documents.

5.           No approval, authorization, consent or order of, or filing with, any Maryland governmental authority having jurisdiction over the Company is required in connection with the execution and delivery by the Company of the Underwriting Agreement or the Indenture or the performance by the Company of its obligations thereunder, including the issuance of the Guarantee as described in the Registration Statement, the General Disclosure Package and the Prospectus.

6.           The information in the Registration Statement, the General Disclosure Package and the Prospectus under the captions “Description of Common Stock” and “Material Provisions of Maryland Law and of our Charter and Bylaws” and in the 10-K under the captions “Risk Factors—Risks Related to Our Organization and Structure—Certain provisions of Maryland law and our organizational documents could inhibit changes in control of our company,” and “Risk Factors—Risks Related to Our Organization and Structure—Certain provisions of our organizational documents limit shareholder recourse and access to judicial fora,” and in Exhibit 4.1 attached to the 10-K, and in the Registration Statement under Item 15 to Part II, to the extent that it purports to summarize matters of Maryland law or provisions of the Charter or Bylaws, or constitutes legal conclusions related thereto, has been reviewed by us and is accurate in all material respects.

7.           The execution and delivery of the Underwriting Agreement and the Indenture by the Company, and the performance by the Company of the transactions contemplated thereby, including the issuance of the Guarantee as described in the Registration Statement, the General Disclosure Package and the Prospectus, do not (a) conflict with the Charter and Bylaws of the Company or (b) violate the Maryland General Corporation Law.

Ex B-1

Exhibit C

PRINCIPAL FINANCIAL OFFICER'S CERTIFICATE
OF SAFEHOLD INC.

[____________], 2021

The undersigned, as the Chief Financial Officer of Safehold Inc., a Maryland corporation (the “Company”), in connection with the offering by Safehold Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership”), of $400,000,000 aggregate principal amount of 2.800% Senior Notes due 2031, pursuant to (i) a preliminary prospectus supplement dated April 28, 2021 (the “Prospectus”) and (ii) the underwriting agreement, dated April 28, 2021, among the Company, the Operating Partnership and SFTY Manager LLC, a Delaware limited liability company, on the one hand, and the Underwriters named in the Underwriting Agreement, on the other hand, hereby certifies, solely in his capacity as an officer of the Company and not individually, on behalf of the Company and the Operating Partnership, as follows:

(i)           I am the duly elected, qualified and acting Chief Financial Officer of the Company and, solely in my capacity as such, I am providing this certificate based on my examination of the financial records and schedules of the Transaction Entities.

(ii)          I am knowledgeable with respect to the accounting records and internal accounting practices, policies, procedures and controls of the Transaction Entities and their respective subsidiaries and have responsibility for financial and accounting matters with respect to the Transaction Entities and their respective subsidiaries.

(iii)         I have read and am familiar with, and have supervised the compilation of, the disclosures (including the financial statements and other financial data of the Transaction Entities and their respective subsidiaries) contained or incorporated by reference in the Prospectus.

(iv)         I have reviewed the circled information contained on the pages attached hereto as Exhibit A (the “Circled Information”) and included or incorporated or deemed to be incorporated by reference in the Prospectus and such information (a) has been derived from the internal accounting records of the Transaction Entities and their respective subsidiaries or from information supplied to the Transaction Entities by their respective tenants or subtenants that the Transaction Entities believe is reliable, (b) has been prepared in good faith and based on fair and reasonable assumptions and (c) is accurate and complete. As of the date hereof, nothing has come to my attention that has caused me to believe that the circled information is not accurate or is misleading in any material respect and I am not aware of any adjustments that would reasonably be expected to cause such circled information to vary from the amounts presented therein in any material respect.

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Ex C-1

IN WITNESS WHEREOF, I have hereunto set my hand as of the date first written above.

Name: Jeremy Fox-Geen
Title: Chief Financial Officer

Ex C-2